Paul Travers President Vuzix Corp. ( OTCQB : VUZI) Corporate Overview September 2014

2 Cautionary Note Regarding Forward Looking Statements Certain statements included in this presentation may be considered forward - looking . All statements in this presentation that are not historical facts are forward - looking statements . Such statements involve known and unknown risks, uncertainties and other factors that may cause actual results, performance or achievements to be materially different from those implied by such statements, and therefore these statements should not be taken as guarantees of future performance or results . We may use words such as “expects,” “anticipates,” “intends,” “plans,” “believes,” “could,” “seeks,” “estimates,” and variations of such words and similar expressions in identifying forward - looking statements . The forward - looking statements include statements concerning : our possible or assumed future results of operations ; our possible or assumed future results of operations ; our business strategies ; our ability to attract and retain customers ; our ability to sell additional products and services to customers ; our cash needs and financing plans ; our competitive position ; our industry environment ; our potential growth opportunities ; expected technological advances by us or by third parties and our ability to leverage them ; the effects of future regulation ; and the effects of competition . These statements are based on our management’s beliefs and assumptions and on information currently available to our management . It is important to note that forward - looking statements are not guarantees of future performance, and that our actual results could differ materially from those set forth in any forward - looking statements . Due to risks and uncertainties, actual events may differ materially from current expectations . For a more in depth discussion of these and other factors that could cause actual results to differ from those contained in forward - looking statements, see the discussions under the heading "Risk Factors" in the Company’s annual report on Form 10 - K filed by Vuzix Corporation and other documents the Company’s files from time to time with the SEC . Vuzix disclaims any intention or obligation to update or revise any forward - looking statements, whether as a result of new information, future events or otherwise, except as required by law .

3 Vuzix Background • Founded 1997 - Worldwide Operations • Leading supplier of Wearable display technology • Cornerstone IP and Patent Portfolio - 39 patents and 10 patents pending • Employees - 30 total with 12 engineering staff • Award - winning Technology and Design - Immersive Viewing, Virtual Reality, Augmented Reality • World - Class Team with Global Partners - Technology, Channel, Manufacturing, Content, Applications • Revolutionary New Products - Smart Glasses for Mobility and Video headphones • Publicly traded OTCQB:VUZI

4 Wearable Technology from Enterprise to Entertainment The Wearable Technology Revolution: • ABI Research forecasts the wearable computing device market will grow to 485 m illion annual device shipments by 2018 • More than 75 million of these will be wearable display, creating a >$15 billion product category • Gartner Group states: “ In 2017, smart glasses may begin to save the field service industry $1B per year” Smart Glasses

5 Vuzix CEO Paul Travers Featured on Fox Business’ Opening Bell with Maria Bartiromo Recorded August 2014 – available at: http :// www.executiveinterviews.com/delivery/v1/mini/default.asp?order=U15738US

6 Why Wearable Displays? The Solution ▪ Video glasses afford big screens in a compact, wearable package ▪ Wearable interactive displays can connect the cloud to the real world (AR) ▪ The perfect hands - free mobile phone display screen for private viewing anytime, anywhere The Challenges – But its not easy to do well ▪ Make them look and feel like regular eyeglasses ▪ Make them HD, smart and see - through

7 Vuzix is a Industry Leader with Extensive Experience Current Line of Wide Screen Video Glasses ▪ 75 inch virtual screens ▪ All digital HDMI electronics ▪ Full 3D Blue - ray support ▪ Virtual Reality Glasses ▪ Includes head tracker ▪ Limited by technology to standard definition, today CES Industry Award - Winning Products Last 10 Years Next Gen Video Head Phones ▪ Demoed at CES 14 and won two awards ▪ HDMI 3D and streaming WiFi ready ▪ Designed for PC, Console, Smartphone ▪ 720P - highest resolution with largest FOV at 55+ degrees (Front row of theater) ▪ AR & VR Application ready with tracking, audio, microphone, camera ▪ High precision optics for gaming to work ▪ Fully immersive video or VR experience

8 Vuzix M100 Smart Glasses Features – Focused on Enterprise • Hands - free wearable display, computing & communications platform • WQVGA digital see - through display • 1080p camera • Earbud & Microphone • Inertial Sensor • Compass & GPS • Voice Recognition • Gesture Recognition • WiFi & Bluetooth • Safety and Prescription Glass mountable • Up to 8 hours of use • Based on Andriod OS • Runs thousands of Android apps

9 M100 Software Developer Community:

10 …. And Growing • Partnerships from streaming video to sales channels and the developer community

11 Applications For Smart Glasses And Augmented Reality Real Time, Hands Free, Info on Tap, Image/Video Capture, Scan Code Reading and More…

12 Smart Glasses for Warehouse and Inventory Management SAP in action at Bosch AND Bechtle Installations As easy as 1 - 2 - 3 - 4 Done! 1 - Scan in 2 - Scan source 3 Scan product 4 Scan handler * Can be as much as 2 x faster and significantly more accurate 5 Done

13 SAP and Vuzix : The future of Field Service SAP has multiple applications in final test and about to release for the M100 Warehousing to Field Service http:// www.youtube.com/watch?v=UlpGDrSmg38

14 Building Eco - System and Taking Orders NOW!

15 NTT Docomo Commercial Use Language Translation Visual and Voice Facial Recognition and Face Tracking Open Mobile Alliance

16 The F orm F actor Needs Improvement for the Mass Markets • One of the most frequent questions I get: When will Vuzix finally hire a fashion ID firm? Its not that easy • Conventional refractive and reflective optics simply have limits Conventional Optics for Video Viewers & Gaming First Cell Phone Conventional Options for Smart Glasses Carl Zeiss - Cinemizer Sony - HMZ Epson - Moverio Google - Glass Kopin - Golden - I Oculus - Rift

17 But Smart Glasses are just getting started Mass Market

18 New Approaches are needed; Waveguide Optics • Waveguides are a revolutionary way of moving light Image is injected into a 1.4mm thin waveguide like a fiber optic Not bent through bulk material like conventional optics • Provides a significant improvement in Mass, cost, volume, simplicity and optical performance • Conventional Optics Waveguide Optics

19 Purpose built Waveguide Optics for fashionable Smart Glasses • New Rochester manufacturing facility operational 9/2/2014 • Proprietary Nano - Imprinting for Low Cost Manufacturing • HD very thin optics with large FOVs • Easily scalable to mass market levels

20 A Day in the Life of Cloud Connected You… http://sidv.co/author/sid/ Images: Siddharth Vanchinathan

21 Vuzix first waveguide solution M2000AR for enterprise • First waveguide based solution • Ruggedized for industrial applications • 720p display and 1080p camera • M2000AR – currently HDMI connection • Programmable electronic shutter adjusts for indoor/outdoor use

22 Smart Glasses – B Series for Enterprise and Consumer • Vuzix Waveguide based optics engine • First binocular fashion - wear smart glasses coming mid 2015 • Hands - free operation by voice and gesturing • Run apps onboard or on a paired Android or iOS device • qHD displays and 1080p camera • Wireless connectivity with integrated power • True eyeglass styling with electro - tin t

23 Smart Glasses – B Series HD Gaming/Viewing Smart Glasses – M Series 2000 – 2012 To Recap: 2015 will complete a transition to Smart Glasses and HD Bulky Legacy Solutions 2015 Forward A Step Change in Technology Going From Bulky Football Helmets to Fashionable Glasses

24 Going to Market Globally • US – Multi - year history with Direct accounts and major national distributors • EMEA – Distributors and VARs in 30+ countries • Web store with fulfillment and warehouses in US, UK, EU, and Japan • Apple.com has offered in over 22 EU countries • Exploring new market sectors and geographic licensing • Exclusive M100 Smart Glass partnership with Lenovo for China starting Fall 2014

25 Interim Financial Data – 6 months ended June 30 *Numbers in thousands excluding EPS 6 Mths June 30, 2014 6 Mths June 30, 2013 Total Sales $ 1,522 $ 1,439 Cost of Sales 913 744 Gross Margin 609 695 Operating Expenses 2,527 2,509 Operating (Loss) (1,918) (1,814) Interest and Other - 155 - 485 Gain (Loss) on Derivative Valuation 3,824 - 294 Net Income (Loss) $ 1,751 $ (2,593) Earnings (Loss) Per Share (Diluted) $ 0.15 $ (0.73)

26 Balance Sheet *Numbers in thousands June 30, 2014 Dec 31, 2013 ASSETS Cash $ 1,971 $ 310 Accounts Receivable 166 215 Inventory & Prepaids 978 1,155 Current Assets 3,115 1,680 Net Fixed Asset & Intangibles 1,726 1,182 TOTAL ASSETS 4,841 2,862 Current Liabilities 3,115 3,661 Long - term Debt 1,237 203 Derivative Liability - Long term 1 8,961 12,036 Total Liabilities 13,313 15,900 Share Capital 26,069 23,254 (Deficit) - 34,541 - 36,292 Stockholder’s Equity (Deficit) - 8,472 - 13,038 Total Liabilities & Stockholders’ Equity $ 4,841 $ 2,862

27 Capitalization Table Recent Events : • 705,196 warrants exercised from during first 6 months of 2014, with cash proceeds of $1,586,691 • Convertible debt of $3,000,000 issued on June 3, 2014 – 5% coupon, due June 2017 • Pricing resets features on remaining warrants and convertible debt driving derivative liability valuation Security Average Exercise Price As of June 30 , 2014 Common Shares - Outstanding – 10,315,141 Preferred Stock – – Convertible Debt ( excludes interest ) $2.25 1,333,343 Warrants - Outstanding $2.74 6,363,211 Options - Outstanding $9.72 214,518 Fully Diluted 18,226,213

VUZIX
www.vuzix.com

Vuzix Objectives

- Releasing new features for M100 industrial users that include Nuance based voice control local and 44 languages, touch-less 3D gesturing, line of fashion prescription eyewear and safety glass mounts
- Opening App store for M100 Enterprise and Prosumer apps
- Launch Gen 2 M100 OS and applications to expand and improve features including iOS version
- Bringing up volume manufacturing of M100 in China September 2014
- Support sales of > 1000 M100s per month, with lots of extra capacity for growth
- Complete design and demonstrate fashionable eyeglass form factor using waveguide optics
- Complete development work and tooling for introduction of video headphone model in early 2015







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29 Executive Management Paul J. Travers, Founder and President and Chief Executive Officer More than 25 years experience in the consumer electronics field, and 20 years experience in the virtual reality and virtual display fields with Vuzix being his third successful startup Grant Russell, EVP and Chief Financial Officer O ver 30 years experience leading in the consumer electronics industry with experience such as co - founding Advanced Gravis Computer, the world’s largest PC and Macintosh joystick manufacturer at the time Dan Cui, Vice President of Sales and Business Development O ver 30 years of sales and marketing experience focused on introducing leading edge products on a global basis

30 Vuzix Investment Highlights • Acknowledged as one the world leaders in Smart Glasses, established over the last 20 years, and at the front end of market opportunities in the billions of dollars • Extensive cornerstone IP and technology base in wearable displays and smart glasses • Strong R&D plan and product roadmap to commercialize its next generation technology for both Vuzix and potential third party OEMs and licensees • Experienced team with a clear vision of the important role that mobile displays will play in the future • Lenovo China exclusive sales & marketing partnership • Multiple application partners like SAP Warehousing and Field Service

31 Thank You DEMOS